                                                                    EXHIBIT 10.2


                                                                  EXECUTION COPY
                                                                  --------------


                                FOURTH AMENDED



                                      AND



                                   RESTATED



                         REGISTRATION RIGHTS AGREEMENT



                          DATED AS OF APRIL 11, 2000



                                 BY AND AMONG


                        SPEECHWORKS INTERNATIONAL, INC.



                                      AND



                                 THE INVESTORS

                               TABLE OF CONTENTS
                               -----------------

 1.  Definitions...................................................   3
     -----------
 2.  Required Registration.........................................   4
     ---------------------
 3.  Incidental Registration.......................................   5
     --------------------------------------------------------------
 4.  Registration on Form S-3......................................   6
     ------------------------
 5.  Registration Procedures.......................................   7
     -----------------------
 6.  Expenses......................................................   9
     --------
 7.  Indemnification and Contribution..............................   9
     --------------------------------
 8.  Reporting Requirements Under Securities Exchange Act of 1934..  12
     ------------------------------------------------------------
 9.  Stockholder Information.......................................  12
     -----------------------
10.  Private Offerings.............................................  12
     -----------------
11.  Specific Enforcement..........................................  13
     --------------------
12.  Notices.......................................................  13
     -------
13.  Governing Law; Jury Waiver....................................  14
     --------------------------
14.  Waivers: Amendments...........................................  14
     -------------------
15.  Other Registration Rights.....................................  14
     -------------------------
16.  Successors and Assigns........................................  14
     ----------------------
17.  Counterparts..................................................  15
     ------------
18.  Prior Understandings..........................................  15
     --------------------
19.  Headings......................................................  15
     --------
20.  Severability..................................................  15
     ------------
21.  Termination of Registration Obligations.......................  15
     ---------------------------------------
22.  Consent to Third Amended and Restated Agreement...............  15
     -----------------------------------------------

           FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     AGREEMENT made as of the 11th day of April 2000, by and among SpeechWorks International, Inc., a Delaware corporation (the "Company"), and each of the persons listed on Schedule RRA hereto, as from time to time amended (the "Investors").

     WHEREAS, the Company and certain of the Investors entered into a Registration Rights Agreement dated August 16, 1995 (the "Original Registration Rights Agreement") in conjunction with the issuance by the Company to such Investors of 2,475,000 of the Company's Series A Convertible Participating Preferred Stock, $.00l par value (the "Series A Preferred Stock"), convertible into shares of the Company's Common Stock, $.001 par value (the "Common Stock");

     WHEREAS, pursuant to an Amendment dated as of January 3, 1996, the Original Registration Rights Agreement was amended to grant such registration rights to Lighthouse Capital Partners, L.P. ("Lighthouse") with respect to shares of Common Stock issuable upon exercise of certain warrants of the Company owned by Lighthouse;

     WHEREAS, the Company and certain of the Investors entered into an Amended and Restated Registration Rights Agreement dated as of October 7, 1996, as amended by the First Amendment thereto dated as of February 14, 1997, in conjunction with the issuance by the Company to such Investors of 2,474,500 shares of the Company's Series B Convertible Preferred Stock, $.001 par value (the "Series B Preferred Stock"), convertible into shares of the Common Stock;

     WHEREAS, the Company and certain of the Investors entered into a Second Amended and Restated Registration Rights Agreement dated as of May 8, 1998, as amended by the First Amendment thereto dated as of August 12, 1998, in conjunction with the issuance by the Company to such Investors of 1,620,210 shares of the Company's Series C Convertible Preferred Stock, $.001 par value (the "Series C Preferred Stock"), convertible into shares of the Common Stock;

     WHEREAS, the Company and Brian Eberman ("Eberman") entered into a Subscription Agreement dated January 22, 1999, pursuant to which Eberman purchased 5,882 shares of Series C Preferred Stock;

     WHEREAS, the Company and certain of the Investors entered into a Third Amended and Restated Registration Rights Agreement dated as of April 29, 1999, as amended by the First Amendment thereto dated as of June 21, 1999 and the Second Amendment thereto dated as of June 29, 1999, in conjunction with the issuance by the Company to such Investors of 2,671,389 shares of the Company's Series D Convertible Preferred Stock, $.001 par value (the "Series D Preferred Stock"), convertible into shares of the Common Stock;

     WHEREAS, the Third Amended and Restated Registration Rights Agreement was further amended by a Third Amendment thereto dated February 25, 2000 in connection with the sale of certain shares of Series A Preferred Stock, Series B Preferred Stock and Common Stock by William J. O'Farrell to Lee Capital Holdings Inc., Citizens Capital Incorporated and Joseph Murphy to add each of such purchasers as parties to the Third Amended and Restated Registration Rights Agreement (the Third Amended and Restated Registration Rights Agreement as amended by the First Amendment thereto, the Second Amendment thereto and the Third Amendment thereto shall be referred to as the "Third Amended and Restated Registration Rights Agreement");

     WHEREAS, the Company is issuing to certain of the Investors up to 2,544,681 shares of the Company's Series E Convertible Preferred Stock, $.001 par value (the "Series E Preferred Stock"), convertible into shares of the Common Stock; and

     WHEREAS, the parties hereto, holding in the aggregate a sufficient number of shares of Registrable Stock to amend the Third Amended and Restated Registration Rights Agreement in accordance with the provisions of Section 14 thereof, desire to amend and restate the Third Amended and Restated Registration Rights Agreement, in order to add the purchasers of the Series E Preferred Stock as parties thereto and to grant such purchasers registration rights with respect to the Common Stock issuable upon conversion of the Series E Preferred Stock, as hereinafter provided.

     NOW, THEREFORE, in consideration of the foregoing, mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Third Registration Rights Agreement, as follows:

     1.   Definitions.  The following terms shall be used in this Agreement with
          -----------
the following respective meanings:

     "Affiliate" means (i) any Person directly or indirectly controlling,
      ----------
controlled by or under common control with another Person; (ii) any Person owning or controlling ten (l0%) percent or more of the outstanding voting securities of such other Person; (iii) any officer, director or partner of any Person; or (iv) if such Person is an officer, director or partner, any such company for which such Person acts in such capacity.

     "Commission" means the Securities and Exchange Commission.
      -----------

     "Common Stock" means and includes (a) the Company's Common Stock, $.001 par
      -------------
value per share, as authorized on the date of this Agreement and (b) any other securities into which or for which the securities described in (a) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      -------------
any successor federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

     "Holder" means any holder of Registrable Stock.
      -------

     "NASD" means the National Association of Securities Dealers, Inc.
      -----

     "Person" means any natural person, partnership, corporation, limited
      -------
liability company or other legal entity.

     "Registrable Stock" means (a) the Common Stock issued or issuable upon
      ------------------
conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, and owned of record by any Investor or an Affiliate of any Investor, (b) all Common Stock now or hereafter owned of record by any Investor which is acquired otherwise than upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, so long as it is held by any Investor or an Affiliate of any Investor, (c) all the shares of Common Stock issued or issuable upon exercise of any warrant now or hereafter held by Lighthouse, and (d) any other shares of Common Stock issued in respect of such shares by way of a stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization, provided, however, that shares of Common Stock
                                 --------  -------
shall only be treated as Registrable Stock (i) if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale.

     "Registration Statement" means a registration statement filed by the
      -----------------------
Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8, Form S-4, or successor forms, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Securities Act" means the Securities Act of 1933, as amended, or any
      ---------------
successor federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

     2.   Required Registration.
          ---------------------

     (a) At any time after the earlier of (i) 180 days after the initial registration statement covering a public offering of Common Stock of the Company under the Securities Act having become effective and (ii) May 8, 2001, the Holder or Holders of at least thirty seven and one half percent (37.5%) of the Registrable Stock may request the Company to register under the Securities Act all or any portion of shares of Registrable Stock held by such requesting Holder or Holders for sale in the manner specified in such notice, provided that (x) the reasonably anticipated aggregate price to the public of the sale of such requesting Holder or Holders' shares would exceed $5,000,000; (y) if the first request is for the Company's first firm commitment underwritten public offering pursuant to an effective Registration Statement, the reasonably anticipated aggregate price to the public of all shares sold in such public offering would exceed $15,000,000 and the underwriter must be a nationally recognized underwriter; and (z) in any underwritten public offering contemplated by this
Section 2 or Sections 3 and 4, the Holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be entitled to sell such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, the Company shall not be required to seek to cause a Registration Statement to become effective pursuant to this Section 2: (A) within 180 days after the effective date of a Registration Statement filed by the Company, provided that the Company shall use its reasonable best efforts to achieve effectiveness of a registration requested hereunder promptly following such 180-day period if such request is made during such 180-day period; (B) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future due to pending Company events, or that it would require disclosure of material non-public information relating to the Company which, in the reasonable opinion of the Board of Directors, should not be disclosed, then the Company's obligation to use all reasonable best efforts to register, qualify or comply under this Section 2 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from such Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period; (C) in any particular jurisdiction in which (i) the Company would be required to execute a general consent to service of process in affecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction or (ii) as a condition to such registration or qualification one or more holders of securities of the Company are required to escrow such securities or are required to agree to additional resale restrictions on such securities and such holders do not voluntarily agree to such provisions; and (D) if such registration is not proposed to be part of a firm commitment underwritten public offering with underwriters reasonably acceptable to the Company.

     (b) Following receipt of any notice given under this Section 2, the Company shall immediately notify all Holders from whom notice has not been received and shall use its reasonable best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting Holders, the number of shares of Registrable Stock specified in such notice (and in all notices received by the Company from other Holders within thirty (30) days after the giving of such notice by the Company). The Holders of a majority of the shares of Registrable Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Registrable Stock pursuant to a required registration in accordance with this
Section 2 on two occasions only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Registrable Stock specified in notices received as aforesaid and which has not been withdrawn by the Holder thereof, for sale in accordance with the method of disposition specified by the requesting Holders, shall have become effective and all such shares shall have been sold pursuant thereto.

     (c) The Company shall be entitled to include in any Registration Statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Common Stock to be sold by the Company for its own account or for the account of other stockholders, except as and to the extent that, in the opinion of the managing underwriter, if any, such inclusion would adversely affect the marketing of the Registrable Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting Holders pursuant to this Section 2 until the completion of the period of distribution of the registration contemplated thereby.

     3.   Incidental Registration.  Each time the Company shall determine to
          -----------------------
file a Registration Statement in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice of its determination to all Holders. Upon the written request of a Holder given within thirty (30) days after the giving of any such notice by the Company, the Company will use its reasonable best efforts to cause all such shares of Registrable Stock, the Holders of which have so requested registration thereof, to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Stock to be so registered. If the Registration Statement is to cover an underwritten distribution, the Company shall use its reasonable best efforts to cause the Registrable Stock requested for inclusion pursuant to this Section 3 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Stock requested for inclusion pursuant to this Section 3 and other securities would interfere with the successful marketing of a smaller number of shares to be offered, then the number of shares of Registrable Stock and other securities to be included in the offering (except for shares to be issued by the Company in an offering initiated by the Company or by any other party pursuant to registration rights granted to such party) shall be reduced to the required level with the participation in such offering to be pro rata among the Holders thereof requesting such registration, based upon the number of shares of Registrable Stock and other securities owned by such Holders; provided, however, that the right of the underwriters to reduce the number of shares of Registrable Stock to be included in the offering as described above shall be restricted so that the number of shares of Registrable Stock (other than shares to be issued by the Company in an offering initiated by the Company or by any other party pursuant to registration rights granted to such party) included in any such registration is not reduced below twenty percent (20%) of the aggregate number of shares being registered in such offering. Notwithstanding the foregoing, this Section 3 and the rights thereunder shall not apply to the Company's initial public offering of shares of Common Stock led by Chase Securities Inc. ("Chase H&Q"), provided that such offering is completed within nine (9) months from the date hereof (the "Chase H&Q Public Offering").

     4.   Registration on Form S-3.  If at any time (a) a Holder or Holders
          ------------------------
request that the Company file a registration statement on Form S-3 or any successor form of "short-form" registration statement for a public offering of all or any portion of the shares of Registrable Stock held by such requesting Holder or Holders, (b) the reasonably anticipated aggregate price to the public of which would exceed $2,000,000, and (c) the Company is a registrant entitled to use Form S-3 or any successor form of "short-form" registration statement to register such shares, then the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Stock specified in such notice. Whenever the Company is required by this Section 4 to use its best efforts to effect the registration of Registrable Stock, each of the procedures and requirements of Section 2 (including but not limited to the requirement that the Company notify all Holders from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that there shall be no more than two
              --------  -------
registrations on Form S-3 which may be requested and obtained under this Section 4 during any 12 month period unless the Holder or Holders of at least fifty percent (50%) of the Registrable Stock request the Company to make an additional registration on Form S-3 within such 12 month period, and provided, further, however, that the requirements contained in the first sentence of Section 2(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 4.

     5.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of Section 2, 3 or 4 hereof to effect the registration of shares of Registrable Stock under the Securities Act, the Company will, at its expense, as expeditiously as possible:

     (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective until the securities covered by such Registration Statement have been sold, and prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and prospectus accurate and complete until the earlier to occur of (i) the date by which all of the securities covered by such Registration Statement have been sold and (ii) one hundred twenty (120) days after the Registration Statement became effective;

     (b) If the offering is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering and the Holders participating in such offering;

     (c) Furnish to the participating Holders and to the underwriters such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters and participating Holders may reasonably request in order to facilitate the public offering of such securities;

     (d) Use its best efforts to register or qualify the securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions (i) as shall be reasonably appropriate for the distribution of the securities covered by such Registration Statement or (ii) as such participating Holders and underwriters may reasonably request within twenty (20) days following the original filing of such Registration Statement, except that (i) the Company shall not for any purpose be required to execute a general consent to service of process, to subject itself to taxation, or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified and (ii) the Company shall not be obligated to register or qualify its securities in any jurisdiction which requires, as a condition to such registration or qualification, that one or more holders of securities of the Company escrow such securities or agree to additional resale restrictions on such securities and such holders do not agree to such restrictions;

     (e) Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

     (f) Notify the Holders participating in such registration promptly of any request by the Commission or any state securities commission or agency for the amending or supplementing of such Registration Statement or prospectus or for additional information;

     (g) Prepare and file with the Commission, promptly upon the request of any such participating Holders, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel representing the Company in such registration (and which counsel is reasonably acceptable to such participating Holders), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Stock by such participating Holders;

     (h) Prepare and promptly file with the Commission, and promptly notify such participating Holders of the filing of, such amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (i) In case any of such participating Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly such amendments or supplements to such Registration Statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

     (j) Advise such participating Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission or any state securities commission or agency suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

     (k) Not file any amendment or supplement to such Registration Statement or prospectus to which counsel for such participating Holders has reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof (which advance furnishing of copies the Company hereby agrees to); provided, however, that the failure of such participating Holders or their counsel to review or object to any amendment or supplement to such Registration Statement or prospectus shall not affect the rights of such participating Holders or any controlling person or persons thereof or any underwriter or underwriters therefor under Section 7 hereof;

     (l) At the request of any such participating Holder (i) furnish to such Holder on the effective date of the Registration Statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings and (ii) use its best effort to furnish to such Holder letters dated each such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may request, or, if the offering is not underwritten, that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the Registration Statement and prospectus, as such requesting Holder or Holders may reasonably request;

     (m) Refrain from making any sale or distribution of its securities except pursuant to any stock option plan or any pre-existing agreement for the sale of such securities for at least ninety (90) days after the date such Registration Statement became effective (or such longer period, not to exceed one hundred eighty (180) days, as may be required by the managing underwriter of such public offering);

     (n) Use its best efforts to ensure the obtaining of all necessary approvals from the NASD; and

     (o) Use its best efforts to list the Registrable Stock covered by such Registration Statement with any securities exchange or other securities market on which the Common Stock is then listed and traded.

     6.   Expenses.
          --------

     (a) With respect to each registration effected pursuant to Section 2, 3 or 4 hereof, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall be borne by the Company; provided, however, (i) that security holders participating in any such registration shall bear their pro rata share of the underwriting discounts and selling commissions, and (ii) any such fee, cost or expense which does not constitute a normal fee, cost or expense of such registration and which is attributable solely to one (1) security holder participating in any such registration shall be borne by that holder.

     (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above, shall include, without limitation all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, reasonable fees and disbursements of one counsel for the selling security holders and the premiums and other costs of policies of insurance insuring the Company against liability arising out of such public offering, if the Board of Directors of the Company elects to obtain such insurance.

     7.   Indemnification and Contribution.
          --------------------------------

     (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder of shares of Registrable Stock which are included in a Registration Statement pursuant to the provisions of this Agreement and any underwriter (as defined in the

Securities Act) for such Holder, and any person who controls such Holder or such underwriter within the meaning of the Securities Act, and each of their successors, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses (including reasonable attorney's fees) to which such Holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in strict conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof; and provided, further, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the Registration Statement becomes effective or in the amended prospectus on file with the Commission pursuant to Rule 424(b) (the "Amended Prospectus"), such indemnity agreement shall not inure to the benefit of any indemnitee if a copy of the Amended Prospectus was furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; and provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations.

     (b) Each Holder of shares of the Registrable Stock which are included in a registration pursuant to the provisions of this Agreement will, severally and not jointly, indemnify and hold harmless the Company, each person who controls the Company, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and each person who controls such underwriter, and their respective heirs, successors and assigns, from and against, and will reimburse the Company and such persons with respect to, any and all losses, damages, liabilities, costs or expenses to which the Company or such persons may become subject under the Securities Act or otherwise, to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon any untrue or alleged untrue statement of any material fact contained therein or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof; provided that the liability of each Holder hereunder shall be limited to the proportion of any such claim, action, demand, loss, damage, liability, cost or expense which is equal to the proportion that the public offering price of the shares of Registrable Stock sold by such Holder under such Registration Statement bears to the total offering price of all securities sold thereunder, but not, in any event, to exceed the net proceeds received by such Holder from the sale of shares of Registrable Stock covered by such Registration Statement; provided, further, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the Registration Statement becomes effective or in the Amended Prospectus, such indemnity agreement shall not inure to the benefit of any indemnitee if a copy of the Amended Prospectus was furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; and provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations.

     (c) Promptly after receipt by a party to be indemnified pursuant to the provisions of paragraph (a) or (b) of this Section 7 (an "indemnified party") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7 and shall not relieve the indemnifying party from liability under this Section 7 unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph
(a) and (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party; no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible only for the portion represented by the percentage that the public offering price of its Registrable Stock offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company and other persons are responsible for the remaining portion; provided, however, that, in any such case, (A) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and (B) no such Holder will be required to contribute any amount in excess of the net proceeds received by such Holder from the sale of all such Registrable Stock offered by it pursuant to such Registration Statement.

     8.   Reporting Requirements Under Securities Exchange Act of 1934.  On or
          ------------------------------------------------------------
prior to an initial public offering of the Common Stock, the Company shall register its Common Stock under Section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first Registration Statement filed by the Company, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder of Registrable Stock (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Stock without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 8 are (a) to enable any such Holder to comply with the current public information requirement contained in Paragraph
(c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar or successor exemptive provision), and (b) to qualify the Company for the use of Registration Statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3. From and after the effective date of the first Registration Statement filed by the Company, the Company agrees to use its best efforts to facilitate and expedite transfers of Registrable Stock pursuant to Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect), which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Stock.

     9.   Stockholder Information.  The Company may require each Holder of
          -----------------------
Registrable Stock as to which any registration is to be effected pursuant to this Agreement to furnish the Company in a timely manner such information with respect to such Holder and the distribution of such Registrable Stock as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

     10.  Private Offerings.  (a)  Except in a public offering registered under
          -----------------
the Securities Act, the Company shall not issue or sell any equity security unless each recipient thereof agrees in writing with the Company not to offer to sell or sell such equity security for at least one hundred twenty (120) days after the closing of the initial public offering of Common Stock of the Company registered under the Securities Act (or such longer period as may be required by the managing underwriter of such public offering) or ninety (90) days after the closing of any other public offering of securities of the Company registered under the Securities Act.

     (b) Each Investor hereby agrees, upon written request of the Company, not to offer to sell or sell any of the Company's equity securities owned by such Investor for at least one hundred twenty (120) days after the closing of the initial public offering of the Common Stock of the Company registered under the Securities Act; provided, however, (i) all officers and directors of the Company
                --------  -------
and all holders of at least 5% of the Company's Common Stock are similarly bound with regard to the initial public offering and (ii) that no Investor shall be obligated to agree to any such "lock-up" period which exceeds the shortest time period agreed to by any other stockholder of the Company. Notwithstanding the foregoing 120-day period, each Investor hereby agrees not to offer to sell or sell any of the Company's equity securities for at least one hundred eighty
(180) days after the closing of the Chase H&Q Public Offering; provided,
                                                               --------
however, (i) all officers and directors of the Company and all holders of at
-------
least 3% of the Company's Common Stock are similarly bound with regard to the Chase H&Q Public Offering and (ii) that no Investor shall be obligated to agree to any such "lock-up" period which exceeds the shortest time period agreed to by any other stockholder of the Company. Pursuant to the foregoing sentence, each Investor agrees to execute the form of "lock-up" agreement required by Chase H&Q in connection with the Chase H&Q Public Offering provided that such lock-up agreement is in a form reasonably satisfactory to such Investor (the "H&Q Lock-up"). If any shares held by a stockholder who is bound by a H&Q Lock-up are released (the "Released Stockholder"), a number of shares held by each Investor shall be released equal to the product of the number of shares held by such Investor multiplied by a fraction, the numerator of which shall be equal to the number of shares held by the Released Stockholder that were released and the denominator of which shall be the total number of shares held by the Released Stockholder.

     11.  Specific Enforcement.  Each of  the parties  hereto acknowledges that
          --------------------
the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, or a decree for specific performance, in accordance with the provisions hereof.

     12.  Notices.  Any notice required or permitted to be given hereunder shall
          -------
be in writing and shall be deemed to be properly given when delivered (i) if by hand, at the time of delivery thereof to the receiving party at the address of such party as so designated below, (ii) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made, addressed as follows:

     If to the Company:  SpeechWorks International, Inc.
                         695 Atlantic Avenue
                         Boston, MA 02111
                         Attn: Rick Olin, General Counsel
                         Fax: (617) 757-2211

                         with a copy to:

                         Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center
                         Boston, Massachusetts 02111
                         Attn: Steven P. Rosenthal, Esq.
                         Fax: (617) 542-2241

     If to any Investor: To the address for each such Investor set forth on
                         Schedule RRA hereto

and if to any other Holder at such Holder's address for notice as set forth in the register maintained by the Company, or, as to any of the foregoing, to such other address as any such party may give the others notice of pursuant to this Section, provided that a change of address shall only be effective upon receipt.

     13.  Governing Law; Jury Waiver.  This Agreement shall be governed by, and
          --------------------------
construed in accordance with, the laws of the State of Delaware. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Agreement.

     14.  Waivers: Amendments.  No waiver of any right hereunder by any party
          -------------------
shall operate as a waiver of any other right, or of the same right with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies provided by law. This Agreement may not be amended except by a writing executed by the Company and the Holders of at least a majority of the Registrable Stock.

     15.  Other Registration Rights.  The Company shall not grant to any third
          -------------------------
party any registration rights more favorable than any of those contained herein, so long as any of the registration rights under this Agreement remains in effect, unless the holders of Registrable Stock are granted rights to participate together with any such third party in such registration rights.

     16.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
shall inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; provided, however, that the registration
                                   --------  -------
rights conferred herein shall only inure to the benefit of a transferee of Registrable Stock if (i) there is transferred to such transferee at least twenty (20%) percent of the Registrable Stock originally issued by the Company to the direct or indirect transferor of such transferee, (ii) such transferee is a partner, shareholder, member or affiliate of a party hereto; and in each case such transferee becomes a party to this Agreement by signing a counterpart hereof, at which point such transferee shall become an "Investor" for the purposes of this Agreement, or (iii) such transferee is a member of the family (i.e., spouse, sibling, spouse's sibling, child (natural or adopted), stepchild,
 ----
grandchild, uncle, aunt, niece, nephew, parent, grandparent or any other lineal ancestor or descendent) of a party or partner, shareholder, member or affiliate of a party hereto; provided, however, that no expansion of the definition of Holders set forth above shall be effected by this Section 16.

     17.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     18.  Prior Understandings.  This Agreement represents the complete
          --------------------
agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings.

     19.  Headings.  Headings in this Agreement are included for reference only
          --------
and shall have no effect upon the construction or interpretation of any part of this Agreement.

     20.  Severability.  If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     21.  Termination of Registration Obligations.  The obligations of the
          ---------------------------------------
Company to register shares of Registrable Stock shall terminate on the ninth
(9th) anniversary of the date of this Agreement and, if sooner, in the case of registrations under Section 2 above, five (5) years following the effective date of the registration statement for the Company's first firm commitment underwritten public offering of its equity securities.

     22.  Consent to Fourth Amended and Restated Agreement.  The parties hereto,
          ------------------------------------------------
holding in the aggregate a sufficient number of shares of Registrable Stock to amend the Third Amended and Restated Registration Rights Agreement in accordance with the provisions of Section 14 thereof, hereby consent to this amendment and restatement thereof.

                           [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Registration Rights Agreement as of the date first above written.

                                SPEECHWORKS INTERNATIONAL, INC.

                                    /s/ Stuart Patterson
                                By:______________________________________
                                    Stuart Patterson, President and Chief
                                    Executive Officer

                                INVESTORS:

                                IGATE VENTURES I, L.P.

                                     /s/ Ajmah Noorani
                                By:______________________________________
                                Name:  Ajmah Noorani
                                Title: General Partner


                                REUTERS HOLDINGS SWITZERLAND SA

                                     /s/ J. Taysom
                                By:______________________________________
                                Name:  J. Taysom
                                Title: CEO


                                CITICORP STRATEGIC TECHNOLOGY CORP.

                                     /s/ William F. Carson
                                By:______________________________________
                                Name:   William F. Carson
                                Title:  Vice President


                                GE CAPITAL EQUITY INVESTMENTS, INC.

                                     /s/ Stefan Abbruzzese
                                By:______________________________________
                                Name:   Stefan Abbruzzese
                                Title:  Vice President


                                MCI WORLDCOM VENTURE FUND, INC.

                                     /s/ Susan Mayer
                                By:______________________________________
                                Name:   Susan Mayer
                                Title:  President


         SIGNATURE PAGE FOR SPEECHWORKS REGISTRATION RIGHTS AGREEMENT

                              CHARLES RIVER PARTNERSHIP VII


                              By: /s/ Richard M. Burnes, Jr.
                                  -----------------------------------------
                              Name: Richard M. Burnes
                              Title: General Partner


                              ATLAS VENTURE FUND II, L.P.

                              By:   Atlas Venture Associates II, L.P., its
                                    general partner


                              By: /s/ Axel Bichara
                                  -----------------------------------------
                              Name:  Axel Bichara
                              Title: General Partner

                              QUESTMARK PARTNERS, L.P.


                              By: /s/ Thomas R. Hitchner
                                  -----------------------------------------
                              Name: Thomas R. Hitchner
                              Title: General Partner

                              INTEL 64 FUND, LLC
                              By:  INTEL 64 FUND OPERATIONS, INC.,
                                   its Coordinating Member


                              By: /s/ Arvind Sodhani
                                  -----------------------------------------
                              Name: Arvind Sodhani
                              Title: Vice President and Treasurer

                              BANK OF AMERICA VENTURES


                              By: /s/ Robert M. Obuch
                                  -----------------------------------------
                              Name: Robert M. Obuch
                              Title: Principal

                              BA VENTURE PARTNERS III


                              By: /s/ Robert M. Obuch
                                  -----------------------------------------
                              Name: Robert M. Obuch
                              Title: Principal


         SIGNATURE PAGE FOR SPEECHWORKS REGISTRATION RIGHTS AGREEMENT

                              RIGGS CAPITAL PARTNERS, LLC


                                    /s/ J. Carter Beese, Jr.
                              By:_____________________________________
                              Name: J. Carter Beese, Jr.
                              Title: President

                              MINTZ LEVIN INVESTMENTS LLC


                                    /s/ Steven P. Rosenthal
                              By:_____________________________________
                              Name: Steven P. Rosenthal
                              Title: Manager


                              /s/ Steven P. Rosenthal
                              ________________________________________
                              Steven P. Rosenthal

                              /s/ Suzanne Abair and Kathleen MacDonald
                              ________________________________________
                              Suzanne Abair and Kathleen MacDonald

                              /s/ Robert S. Fore
                              ________________________________________
                              Robert S. Fore


                              LEE CAPITAL HOLDINGS

                              By:_____________________________________
                              Name:
                              Title:

                              CITIZENS CAPITAL INCORPORATED


                              By:_____________________________________
                              Name:
                              Title:




                              ________________________________________
                              JOSEPH MURPHY

         SIGNATURE PAGE FOR SPEECHWORKS REGISTRATION RIGHTS AGREEMENT

                              DIGITAL BANDWIDTH LLC


                                     /s/ David B. Weinberg
                              By:______________________________________
                              Name:  David B. Weinberg
                              Title: President


                              INTEL CORPORATION


                                     /s/ Arvind Sodhani
                              By:______________________________________
                              Name:   Arvind Sodhani
                              Title:  Vice President and
                                      Treasurer

                              SAP AMERICA, INC.


                              By:______________________________________
                              Name:
                              Title:


                              _________________________________________
                              Paul Yovovich


                              _________________________________________
                              Ralph Mor


                              _________________________________________
                              Hedva Mor


                              _________________________________________
                              Jeffrey Mor


                              _________________________________________
                              Jean Guy Dahan


                              _________________________________________
                              Naim Murad


                              _________________________________________
                              John Meyrick


                              _________________________________________
                              Brett Phaneuf


         SIGNATURE PAGE FOR SPEECHWORKS REGISTRATION RIGHTS AGREEMENT

                              _________________________________________
                              William J. O'Farrell


                              __________________________________________
                              Noreen D. O'Farrell


                              _________________________________________
                              William Ledingham


                              _________________________________________
                              William Haney


                              __________________________________________
                              Anne G. Haney


                              LIGHTHOUSE CAPITAL PARTNERS, L.P.

                              By:  LIGHTHOUSE MANAGEMENT
                                   PARTNERS, L.P., its general partner

                                   By:  LIGHTHOUSE CAPITAL
                                        PARTNERS, INC., its general partner


                              By:________________________________
                              Title:_____________________________


                              _________________________________________
                              Mark Holthouse


                              _________________________________________
                              Stephen Smith


                              _________________________________________
                              Sol Lerner


                              _________________________________________
                              Henry Lerner


                              _________________________________________
                              Leonard Epstein


                              _________________________________________
                              Bella Lerner


         SIGNATURE PAGE FOR SPEECHWORKS REGISTRATION RIGHTS AGREEMENT

                              ________________________________________
                              Miriam Epstein

                              ________________________________________
                              Brian S. Eberman

                              _______________________________________
                              Edward J. McCaffrey

                              _______________________________________
                              Joyce V. McCaffrey


         SIGNATURE PAGE FOR SPEECHWORKS REGISTRATION RIGHTS AGREEMENT

                                 Schedule RRA
                                --------------
                                April 11, 2000


Investors and Mailing Addresses:
-------------------------------

iGate Ventures I, L.P.
1004 McKee Road
Oakdale, PA 15071

Counsel:

Buchanan Ingersoll Professional Corporation
One Oxford Centre, 20th Floor
301 Grant Street
Pittsburgh, PA 15219
Attn: James J. Barnes, Esq.
(412) 562-1415
(412) 562-1041 (Fax)

Reuters Holdings Switzerland SA
153 Route de Thonon
1245 Collogne-Bellerive
Switzerland
(with copies to: Reuters Limited
85 Fleet Street
London EC4P 4AJ
United Kingdom
Attention: General Counsel)

Citicorp Strategic Technology Corp.
909 Third Avenue,
16th Floor, New York, NY 10043
Attention: William F. Carson

GE Capital Equity Investments, Inc.
120 Long Ridge Road, Stamford, CT 06927
Attention: General Counsel

MCI WorldCom Venture Fund, Inc.
1801 Pennsylvania Avenue N.W.
6th Floor
Washington D.C. 20006

Mintz Levin Investments LLC
One Financial Center
Boston, MA 02111
Attention: Steven P. Rosenthal, Esq.

Steven P. Rosenthal
40 Bartlett Street
Marblehead, MA 01945

Suzanne Abair & Kathleen MacDonald
16 Dartmouth Street
Boston, MA 02116

Atlas Venture Fund II, L.P.
222 Berkeley Street
Boston, MA 02116
Attention: Axel Bichara

Charles River Partnership VII
1000 Winter Street
Suite 3300
Waltham, MA 02154
Attention: Richard Burnes

Digital Bandwidth LLC
One First National Plaza
Suite 3140
Chicago, IL
Attention: David B. Weinberg

Bank of America Ventures
950 Tower Lane, Suite 700
Foster City, CA 94404
Attention: Robert Obuch

BA Venture Partners III
950 Tower Lane, Suite 700
Foster City, CA 94404
Attention: Robert Obuch

Intel Corporation
5200 N.E. Elam Young Parkway
Hillsboro, OR 07123
Attention: Ken Matthews

SAP America, Inc.
3999 WestChester Pike
Newton Square, PA 19073
Attention: Gary Fromer

QuestMark Partners, L.P.
One South Street, Suite 800
Baltimore, Maryland 21202
Attention: Tim Krongard

Riggs Capital Partners
800 17/th/ Street, N.W.
Washington, DC 20006-3944
Attention: Vicken Dombalagian

Intel 64 Fund Operations, Inc.
2200 Mission College Blvd.
Santa Clara, CA 95052
Attn: Portfolio Manager - M/S: RN6-46
With a copy to:
Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA 95052
Attention:  General Counsel

Robert S. Fore
520 Georgetown Avenue
San Mateo, CA 94402

Edward J. McCaffrey
23 Warwick Road
Winnetka, IL 60093

Joyce V. McCaffrey
23 Warwick Road
Winnetka, IL 60093

Paul Yovovich

1007 Forest Avenue
Wilmete, IL 60091-1757

Ralph Mor
11 Brook Road
Sharon, MA 02067

Hedva Mor
Rechov Hatziporen
6-Aleph
Bet Shemesh, ISRAEL 99000

Jeffrey Mor
Rechov Hatziporen
6-Aleph
Bet Shemesh, ISRAEL 99000

Jean Guy Dahan
12 Colburne Crescent, Apt. #3
Brookline, MA 02146

Naim Murad
75 Glengarry #502
Town of Mount Royal, PQ
H3R 1A2
Canada

John Meyrick
22 Lotus Avenue
Scituate, MA 02066

Brett Phaneuf
380 Pine Street
Marshfield, MA 02050

William J. O'Farrell
76 Taber Avenue
Providence, RI 02906

Noreen D. O'Farrell
76 Taber Avenue
Providence, RI 02906

William Ledingham
15 Wingate Road
Wellesley, MA 02181

William Haney

61 Lincoln Road
Wayland, MA 01778

Anne G. Haney
61 Lincoln Road
Wayland, MA 01778

Lighthouse Capital Partners, L.P.
100 Drake's Landing, Suite 260
Greenbrae, CA 94904-3121

Mark Holthouse
163 Upland Road
Newtonville, MA 02160

Stephen Smith
5404 Spangler Avenue
Bethesda, MD 20816

Sol Lerner
10 Flintlock Road
Sharon, MA 02067

Henry Lerner
One Celler Road
Edison, NJ

Leonard Epstein
193 Cheswick Road
Brighton, MA 02135

Bella Lerner
One Celler Road
Edison, NJ

Miriam Epstein
193 Chiswick Road
Brighton, MA 02135

Brian S. Eberman
10 LaFayette Road
Newton,  MA 02162

Lee Capital Holdings, LLC
One International Place
Boston, MA 02110
Attn: Jonathan Lee

Citizens Capital Incorporated
28 State Street, 15/th/ Floor
Boston, MA 02109
Attn: Robert Garrow

Joseph Murphy
40 Maynard Farm Road
Sudbury, MA 01776